Exhibit 10.22

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

      AMENDMENT NO.1 to Credit Agreement (this "Amendment") entered into as of December 29, 2001 among GENERAL BEARING CORPORATION (the "Borrower"), the Lenders party hereto and KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (the "Administrative Agent").

      WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement dated as of December 20, 1999 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

      WHEREAS, the obligations of the Borrower under the Credit Agreement are guaranteed by the Subsidiaries of the Borrower party to the Guarantee and Collateral Agreement dated as of December 20, 1999 (the "Guarantee Agreement") between the Subsidiary Guarantors and the Administrative Agent; and

      WHEREAS, the Borrower has requested that the Lenders waive any violation of the covenants set forth in Section 7.1 of the Credit Agreement for period ending on September 29, 2001; and

      WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement, and the Lenders and the Administrative Agent have agreed to make such amendments subject to the terms and conditions set forth herein; and

      WHEREAS, terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

      NOW, THEREFORE, the parties hereto hereby agree as follows:

      1.    Amendments to Credit Agreement.

      (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Consolidated EBIT" in its entirety and substituting the following therefore:

            "Consolidated EBIT" means, for any period, Consolidated Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) Consolidated Interest Expense, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans), (c) any extraordinary, unusual or non-recurring non-cash expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, non-cash losses on sales of assets outside of the ordinary course of business), and (d) any other non-cash charges, and minus, to the extent included in the statement of such Consolidated Net Income for such period, the sum of (i) interest income, (ii) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on sales of assets outside of the ordinary course of business) and (iii) any other non-cash income, all as determined on a consolidated basis.

      (b) Section 7.1 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefore:

            SECTION 7.1 Financial Condition Covenants.


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            (a) Consolidated Funded Debt Ratio. The Borrower shall not permit the Consolidated Funded Debt Ratio as of the last day of any Fiscal Quarter (commencing with the Fiscal Quarter ending on or closest to December 31, 2000) occurring during any period set forth below to be greater than the ratio set forth opposite such period:

                                                               Consolidated
       Period                                                  Funded Debt Ratio
       ------                                                  -----------------

       The Fiscal Quarter beginning on or closest to January   3.50 to 1
       1, 2000 through (and including) the Fiscal Quarter ending on or closest to December 31, 2000

       The Fiscal Quarter beginning on or closest to January   2.75 to 1
       1, 2001 through (and including) the Fiscal Quarter ending on or closest to September 30, 2001

       The Fiscal Quarter beginning on or closest to October   4.25 to 1
       1, 2001 through (and including) the Fiscal Quarter ending on or closest to March 31, 2002

       The Fiscal Quarter beginning on or closest to April     2.50 to 1
       1, 2002 and thereafter

provided, however, in determining the Consolidated Funded Debt Ratio for each Fiscal Quarter commencing with the Fiscal Quarter beginning on or closest to October 1, 2001, "Consolidated Funded Debt" and "Consolidated EBITDA" (including, without limitation, "Consolidated Net Income") shall be calculated solely in respect of the Borrower on a non-consolidated basis.

      (b) Consolidated Fixed Charge Coverage Ratio. The Borrower shall not permit the Consolidated Fixed Charge Coverage Ratio as of the last day of any Fiscal Quarter (commencing with the Fiscal Quarter ending on or closest to December 31, 2000) occurring during any period set forth below to be less than the ratio set forth below opposite such period:

                                                           Consolidated Fixed
   Period                                                  Charge Coverage Ratio

   The Fiscal Quarter beginning on or closest to January   1.50 to 1
   1, 2000 through (and including) the Fiscal Quarter ending on or closest to September 30, 2001

   The Fiscal Quarter beginning on or closest to October   1.20 to 1
   1, 2001 through (and including) the Fiscal Quarter ending on or closest to March 31, 2002

   The Fiscal Quarter beginning on or closest to April     1.50 to 1
   1, 2002 and thereafter

provided, however, in determining the Consolidated Fixed Charge Coverage Ratio for each Fiscal Quarter commencing with the Fiscal Quarter beginning on or closest to October 1, 2001, "Consolidated EBITDA" (including, without limitation, "Consolidated Net Income") and "Consolidated Fixed Charges" (including, without limitation, "Consolidated Interest Expense") shall be calculated solely in respect of the Borrower on a non-consolidated basis.


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      (b) Consolidated Interest Coverage Ratio. The Borrower shall not permit the Consolidated Interest Coverage Ratio as of the last day of any Fiscal Quarter (commencing with the Fiscal Quarter ending on or closest to December 31, 2000) occurring during any period set forth below to be less than the ratio set forth below opposite such period:

                                                           Consolidated Interest
   Period                                                  Coverage Ratio
   ------                                                  --------------

   The Fiscal Quarter beginning on or closest to January   3.50 to 1
   1, 2000 through (and including) the Fiscal Quarter ending on or closest to September 30, 2001

   The Fiscal Quarter beginning on or closest to October   2.00 to 1
   1, 2001 through (and including) the Fiscal Quarter ending on or closest to March 31, 2002

   The Fiscal Quarter beginning on or closest to April     3.50 to 1
   1, 2002 and thereafter

provided, however, in determining the Consolidated Interest Coverage Ratio for each Fiscal Quarter commencing with the Fiscal Quarter beginning on or closest to October 1, 2001, "Consolidated EBIT" (including, without limitation, "Consolidated Net Income") and "Consolidated Interest Expense" shall be calculated solely in respect of the Borrower on a non-consolidated basis.

      (c ) The form of Compliance Certificate is hereby amended by deleting the definitions of "Consolidated EBIT" and "Consolidated EBITDA" set forth therein in their entirety and substituting the following therefore:

      "Consolidated EBIT" and "Consolidated EBITDA" shall have the respective meanings assigned thereto in the Credit Agreement.

      (d) All references to "this Agreement" in the Credit Agreement and to "the Credit Agreement" in the other Loan Documents shall be deemed to refer to the Credit Agreement as amended by this Amendment.

      2.    Effectiveness of Amendment.

      (a) The effectiveness of this Amendment is subject to the satisfaction of the following conditions:

            (i) The Administrative Agent shall have received a counterpart of this Amendment executed by the Borrower.

            (ii) The Administrative Agent shall have received counterparts of the Consent and Acknowledgment of Subsidiary Guarantors annexed hereto by each of the Subsidiary Guarantors.

      (b) This Amendment shall become effective as of December 29, 2001 (the "Amendment No. 1 Effective Date") when the conditions set forth in Section 2(a) hereof have been satisfied.

      3. Waiver. The Lender hereby waives the default by the Borrower in compliance with the covenants set forth in Section 7.1 of the Credit Agreement for the Fiscal Quarter ending, and as of the last day of the Fiscal Quarter ended, on or closest to September 30, 2001; provided that the waiver granted in this Section 3 is limited expressly to the defaults herein


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            described and shall not be deemed to be a waiver of non-compliance with any other provision of the Credit Agreement.

      4. Acknowledgments and Confirmations. The Borrower and each Subsidiary Guarantor acknowledges and confirms that the Liens granted pursuant to the Loan Documents secure, without limitation, the Indebtedness, liabilities and obligations of the Borrower to the Administrative Agent and the Lenders under this Amendment, whether or not so stated in the Loan Documents, and that the term "Obligations" as used in the Loan Documents (or any other term used therein to refer to the Indebtedness, liabilities and obligations of the Borrower to the Administrative Agent or any of the Lenders) includes, without limitation, the Indebtedness, liabilities and obligations to the Administrative Agent and the Lenders under the Credit Agreement as amended by this Amendment.

      5. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

            (a) The representations and warranties set forth in the Loan Documents (other than the representations and warranties made as of a specific date) are true and correct in all material respects as of the date hereof and with the same effect as though made on and as of the date hereof, except for such matters as are set forth in a certificate of an Authorized Officer of the Borrower to be delivered to the Administrative Agent within 60 days after the Amendment No. 1 Effective Date; provided that none of the matters set forth in such certificate shall disclose any material adverse fact or condition concerning the business, assets, operations or financial condition of the Borrower and its Subsidiaries occurring since the date of the Credit Agreement not disclosed to the Administrative Agent in writing prior to the Amendment No. 1 Effective Date.

            (b) After giving effect to the waiver set forth in Section 3 hereof, no Default or Event of Default and no event or condition which, with the giving of notice or lapse of time or both, would constitute such a Default or Event of Default, now exists or would exist.

            (c) (i) The execution, delivery and performance by the Borrower of this Amendment is within its organizational powers and have been duly authorized by all necessary action (corporate or otherwise) on the part of the Borrower, (ii) this Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, and (iii) neither this Amendment nor the execution, delivery and performance by the Borrower hereof: (A) contravenes the terms of the Borrower's organization documents, (B) conflicts with or results in any breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which the Borrower is a party or any order, injunction, writ or decree to which the Borrower or its property is subject, or (C) violates any requirement of law.

      6. Effect; No Waiver. Except as specifically set forth herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein.

      7.    Miscellaneous.

            (a) The Borrower shall pay the Administrative Agent upon demand for all reasonable expenses, including reasonable attorneys' fees and expenses of the Administrative Agent, incurred by the Administrative


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                  Agent in connection with the preparation, negotiation and
                  execution of this Amendment.

            (b) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

            (c) This Amendment shall be binding upon the Borrower, the Administrative Agent and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Administrative Agent and the Lenders and the respective successors and assigns of the Administrative Agent and the Lenders.

            (d) This Amendment (and the Consent and Acknowledgment of Subsidiary Guarantors annexed hereto) may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

         [The remainder of this page intentionally has been left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the date first above written.

                                     GENERAL BEARING CORPORATION

                                     By: ______________________________________
                                     Name:
                                     Title:


                                     KEYBANK NATIONAL ASSOCIATION,
                                     as Administrative Agent, Issuer and Lender

                                     By: ______________________________________
                                     Name:
                                     Title:


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                           CONSENT AND ACKNOWLEDGMENT

                            OF SUBSIDIARY GUARANTORS

Each of the undersigned Subsidiary Guarantors hereby (1) consents to the execution and delivery by the Borrower of the foregoing Amendment; (2) agrees that the definition of "Obligations" (and any other term referring to the indebtedness, liabilities and obligations of the Borrower to the Administrative Agent or any of the Lenders) in the Guarantee Agreement and the other Loan Documents shall include the Indebtedness of the Borrower under the Amendment;
(3) agrees that the definition of "Credit Agreement" in the Guarantee Agreement and the other Loan Documents to which it is a party is hereby amended to mean the Credit Agreement as amended by the foregoing Amendment; (4) reaffirms its continuing liability under its Guarantee Agreement (as modified hereby); and (5) confirms and agrees that it is a Subsidiary Guarantor party to the Guarantee Agreement and that the Guarantee Agreement and the other Loan Documents to which it is a party are, and shall continue to be, in full force and effect in accordance with their respective terms.

                                          WORLD MACHINERY COMPANY

                                          By: __________________________________
                                          Name:
                                          Title:


                                          WMW MACHINERY COMPANY, INC.

                                          By: __________________________________
                                          Name:
                                          Title:


                                          CHINA BEARING CENTER, INC.

                                          By: __________________________________
                                          Name:
                                          Title:


                                          NN GENERAL, LLC

                                          By: __________________________________
                                          Name:
                                          Title:


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